UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549



                                 FORM 8-K


                              CURRENT REPORT
                      Pursuant to Section 13 or 15 (d)
                   of the Securities Exchange Act of 1934


                       Date of Report:  March 8, 2001
                     (Date of earliest event reported)



                            INTEL CORPORATION
       (Exact name of registrant as specified in its charter)



  Delaware                     0-6217                   94-1672743
-----------                  -----------            ------------------
(State of                   (Commission             (IRS Employer
incorporation)              File Number)           Identification No.)



2200 Mission College Blvd., Santa Clara, California            95052-8119
----------------------------------------------------           ----------
(Address of principal executive offices)                       (Zip Code)


                           (408) 765-8080
                           --------------
        (Registrant's telephone number, including area code)




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Item 5.  OTHER EVENTS

    5.1 Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of Intel Corporation's announcement regarding an update to forward-looking statements relating to 2001 and the 1st Quarter of 2001 as presented in a press release of March 8, 2001.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)  Exhibits

         99.1 Press release of March 8, 2001 with an announcement regarding an update to forward-looking statements relating to 2001 and the 1st Quarter of 2001





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                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INTEL CORPORATION
                                           (Registrant)


Date: March 8, 2001                        By: /s/ ANDY D. BRYANT
                                           -----------------------
                                           Andy D. Bryant
                                           Executive Vice President,
                                           Chief Financial Officer
                                           and Principal Accounting
                                           Officer





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